借款协议（ Loan Agreement)

Party A：Visionary Education Technology Holdings Group Inc.

Party B：China Youth Langton (Canada) Education Technology Co. Ltd.

甲、乙双方在互惠互利、共同发展的基础上，为了推动双方资源的互利合作，双方就乙方向甲方借款达成如下协议： Based on mutual benefit and common development, in order to promote the mutually beneficial cooperation of resources of both parties, both parties reached the following agreement on borrowing from Party A:

1、甲方向乙方提供临时周转无息借款，金额为 630，485 美元。 Party A provides Party B with a temporary interest-free loan with an amount of US$630,485.

2、借款时间不超过 6 个月，如果甲方因自身需要资金发展，乙方需提前还款。The borrowing time does not exceed 6 months. If Party A needs funds for development, Party B must repay the loan in advance.

3、未尽事宜，双方友好协商。The outstanding matters shall be negotiated by both parties.

4、本借款协议一式两份，双方签字后生效。 This loan agreement is in duplicate, and it will become effective after both parties sign it.

甲方代表签字：Fan Zhou

Ms. Fan Zhou

Party A：Visionary Education Technology Holdings Group Inc.

乙方签字：____________________

Party B：China Youth Langton (Canada) Education Technology Co. Ltd.

March 31, 2021	March 31,2021
2021 年 3 月 31 日	2021 年 3 月 31 日